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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  April 16, 1998
                Date of Report (Date of earliest event reported)

                            Kimco Realty Corporation
             (Exact name of registrant as specified in its charter)

Maryland                          1-10899                    13-2744380
-----------------------           -----------------          ------------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
incorporation)                                               Identification No.)

3333 New Hyde Park Road
New Hyde Park, New York                                      11042-0020
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(Address of principal executive                              (zip code)
offices)

                                  516/869-9000
                       -----------------------------------
                             Registrant's telephone,
                             including area code

                                 Not Applicable
--------------------------------------------------------------------------------
         (former name or former address, if changed since last report.)

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                    KIMCO REALTY CORPORATION AND SUBSIDIARIES
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item 7   Financial Statements and Exhibits

         The items listed below are filed as exhibits and are incorporated by reference into the registration statements on Form S-3 and all amendments thereto (Nos. 333-04833 and 333-37285).

Exhibits

         1(c) U.S. Underwriting Agreement, dated, Sepetember 25, 1997 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Kimco Realty Corporation.

         1(d) U.S. Terms Agreement, dated April 16, 1998, between Legg Mason Wood Walker, Incorporated and Kimco Realty Corporation.

         1(e) Underwriting Agreement, dated April 16, 1998, between Edward Jones & Co. and Kimco Realty Ccorporation.

         1(f) Terms Agreement, dated April 16, 1998, between Edward Jones & Co. and Kimco Realty Corporation.

         1(g) Underwriting Agreement, dated April 21, 1998 between A.G. Edwards & Sons, Inc. and Kimco Realty Corporation.

         1(h) Terms Agreement, dated April 21, 1998, between A.G. Edwards & Sons, Inc. and Kimco Realty Corporation.

         1(i) Underwriting Agreement, dated April 23, 1998, between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Kimco Realty Corporation.

         1(j) Terms Agreement, dated April 23, 1998, between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Kimco Realty Corporation.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Kimco Realty Corporation
                                         ------------------------
                                         Registrant

Date:  May 6, 1998

                                         By: /s/ Michael V. Pappagallo
                                         -----------------------------
                                         Michael V. Pappagallo
                                         Chief Financial Officer

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